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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 15, 1997
                                                         -----------------

                                CARNEGIE BANCORP
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             (Exact name of registrant as specified in its charter)

        New Jersey                    0-24562                    22-3257100
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)


         619 Alexander Road, Princeton, New Jersey        08540
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         (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code (609) 520-0601
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         (Former name or former address, if changed since last report.)


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Item 5. Other.

     On December 15, 1997, the Registrant issued a press release containing the information attached hereto as Exhibit 99 and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Carnegie Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CARNEGIE BANCORP

Dated: December 31, 1997            By: /s/ RICHARD P. ROSA
                                        ---------------------------
                                       Richard P. Rosa
                                       Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                         Description                        Page No.
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   99                               Press Release                        4